EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES

1)	Airport Hotels LLC
2)	Ameliatel, a Florida GP
3)	Atlanta II Limited Partnership
4)	Beachfront Properties, Inc.
5)	BRE/Swiss L.L.C.
6)	Calgary Charlotte Holdings Company
7)	Calgary Charlotte Partnership
8)	CB Realty Sales, Inc.
9)	CBM Associates II LLC
10)	CBM Funding Corporation
11)	CBM I Holdings LLC
12)	CBM II Holdings LLC
13)	CBM Joint Venture LLC
14)	CBM Mezzanine Borrower LLC
15)	CBM One GP Corp.
16)	CBM One Holdings LLC
17)	CBM One LLC
18)	CBM Two GP Corp.
19)	CBM Two LLC
20)	CCC CMBS Corporation
21)	CCFS Atlanta LLC
22)	CCFS Philadelphia LLC
23)	CCHH Atlanta LLC
24)	CCHH Burlingame LLC
25)	CCHH Cambridge LLC
26)	CCHH Maui LLC
27)	CCHH Reston LLC
28)	CCHI Singer Island LLC
29)	CCMH Atlanta Marquis LLC
30)	CCMH Atlanta NW LLC
31)	CCMH Atlanta Suites LLC
32)	CCMH Bethesda LLC
33)	CCMH Charlotte LLC
34)	CCMH Chicago CY LLC
35)	CCMH Copley LLC
36)	CCMH Coronado LLC
37)	CCMH Costa Mesa Suites LLC
38)	CCMH Dallas/FW LLC
39)	CCMH DC LLC
40)	CCMH Deerfield Suites LLC
41)	CCMH Denver SE LLC
42)	CCMH Denver Tech LLC
43)	CCMH Denver West LLC
44)	CCMH Diversified LLC
45)	CCMH Downer’s Grove Suites LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

46)	CCMH Dulles Suites LLC
47)	CCMH Dulles AP LLC
48)	CCMH Farmington LLC
49)	CCMH Financial Center LLC
50)	CCMH Fisherman’s Wharf LLC
51)	CCMH Ft. Lauderdale LLC
52)	CCMH Gaithersburg LLC
53)	CCMH Hanover LLC
54)	CCMH Houston AP LLC
55)	CCMH Houston Galleria LLC
56)	CCMH IHP LLC
57)	CCMH Jacksonville LLC
58)	CCMH Kansas City AP LLC
59)	CCMH Key Bridge LLC
60)	CCMH Lenox LLC
61)	CCMH Manhattan Beach LLC
62)	CCMH Marina LLC
63)	CCMH Memphis LLC
64)	CCMH Metro Center LLC
65)	CCMH Miami AP LLC
66)	CCMH Minneapolis LLC
67)	CCMH Moscone LLC
68)	CCMH Nashua LLC
69)	CCMH Newark LLC
70)	CCMH Newport Beach LLC
71)	CCMH Newport Beach Suites LLC
72)	CCMH Newton LLC
73)	CCMH Norcross LLC
74)	CCMH Norfolk LLC
75)	CCMH O’Hare AP LLC
76)	CCMH O’Hare Suites LLC
77)	CCMH Oklahoma City LLC
78)	CCMH Ontario AP LLC
79)	CCMH Orlando LLC
80)	CCMH Palm Beach LLC
81)	CCMH Palm Desert LLC
82)	CCMH Park Ridge LLC
83)	CCMH Pentagon RI LLC
84)	CCMH Perimeter LLC
85)	CCMH Philadelphia AP LLC
86)	CCMH Philadelphia Mkt LLC
87)	CCMH Pittsburgh LLC
88)	CCMH Plaza San Antonio LLC
89)	CCMH Portland LLC
90)	CCMH Potomac LLC
91)	CCMH Properties II LLC
92)	CCMH Quorum LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

93)	CCMH Riverwalk LLC
94)	CCMH Raleigh LLC
95)	CCMH Rocky Hill LLC
96)	CCMH Romulus LLC
97)	CCMH Salt Lake LLC
98)	CCMH San Diego LLC
99)	CCMH San Fran AP LLC
100)	CCMH Santa Clara LLC
101)	CCMH Scottsdale Suites LLC
102)	CCMH South Bend LLC
103)	CCMH Tampa AP LLC
104)	CCMH Tampa Waterside LLC
105)	CCMH Tampa Westshore LLC
106)	CCMH Times Square LLC
107)	CCMH Torrance LLC
108)	CCMH Waterford LLC
109)	CCMH Westfields LLC
110)	CCMH Williamsburg LLC
111)	CCMH World Trade Ctr. LLC
112)	CCRC Amelia Island LLC
113)	CCRC Atlanta LLC
114)	CCRC Buckhead/Naples LLC
115)	CCRC Dearborn LLC
116)	CCRC Marina LLC
117)	CCRC Naples Golf LLC
118)	CCRC Phoenix LLC
119)	CCRC San Francisco LLC
120)	CCRC Tysons LLC
121)	CCSH Atlanta LLC
122)	CCSH Boston LLC
123)	CCSH Chicago LLC
124)	CCSH New York LLC
125)	Chesapeake Financial Services LLC
126)	Chesapeake Hotel Limited Partnership
127)	CHLP Finance LP
128)	City Center Development LP
129)	City Center Hotel Limited Partnership
130)	CLDH Meadowvale Inc.
131)	CLMH Airport Inc.
132)	CLMH Calgary Inc.
133)	CLMH Eaton Centre Inc.
134)	Courtyard by Marriott II Limited Partnership
135)	Courtyard by Marriott Limited Partnership
136)	Courtyard II Associates Management Corporation
137)	Courtyard II Associates, L.P.
138)	Courtyard II Finance Company
139)	Deerfield Capital Trust

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

140)	DS Hotel LLC
141)	Duna Szalloda Rt.
142)	Durbin LLC
143)	East Side Hotel Associates, L.P.
144)	Elcrisa S.A. de C.V.
145)	Farrell’s Ice Cream Parlor Restaurants LLC
146)	Fernwood Atlanta Corporation
147)	Fernwood Holdings LLC
148)	Fernwood Hotel Assets, Inc.
149)	Fernwood Hotel LLC
150)	FIBM One LLC
151)	G.L. Insurance Corporation
152)	HMA Realty Limited Partnership
153)	HMA-GP LLC
154)	HMC Airport, Inc.
155)	HMC Amelia I LLC
156)	HMC Amelia II LLC
157)	HMC AP Canada Company
158)	HMC AP GP LLC
159)	HMC AP LP
160)	HMC Atlanta LLC
161)	HMC BCR Holdings LLC
162)	HMC Burlingame Hotel LLC
163)	HMC Burlingame II LLC
164)	HMC Burlingame LLC
165)	HMC Cambridge LLC
166)	HMC Capital LLC
167)	HMC Capital Resources LLC
168)	HMC Charlotte (Calgary) Company
169)	HMC Charlotte GP LLC
170)	HMC Charlotte LP
171)	HMC Chicago LLC
172)	HMC Copley LLC
173)	HMC Desert LLC
174)	HMC Diversified American Hotels, L.P.
175)	HMC Diversified LLC
176)	HMC DSM LLC
177)	HMC Duna, Inc.
178)	HMC East Side II LLC
179)	HMC East Side LLC
180)	HMC Gateway LLC
181)	HMC Georgia LLC
182)	HMC Grace (Calgary) Company
183)	HMC Grand LLC
184)	HMC Hanover LLC
185)	HMC Hartford LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

186)	HMC Host Restaurants LLC
187)	HMC Headhouse Funding LLC
188)	HMC Hotel Development LLC
189)	HMC Hotel Properties II Limited Partnership
190)	HMC Hotel Properties Limited Partnership
191)	HMC HPP LLC
192)	HMC HT LLC
193)	HMC IHP Holdings LLC
194)	HMC JWDC GP LLC
195)	HMC JWDC LLC
196)	HMC Manhattan Beach LLC
197)	HMC Market Street LLC
198)	HMC Maui LLC
199)	HMC Mexpark LLC
200)	HMC MHP II LLC
201)	HMC MHP II, Inc.
202)	HMC Naples Golf, Inc.
203)	HMC NGL LLC
204)	HMC OLS I LLC
205)	HMC OLS I LP
206)	HMC OLS II LP
207)	HMC OP BN LLC
208)	HMC Pacific Gateway LLC
209)	HMC Palm Desert LLC
210)	HMC Park Ridge II LLC
211)	HMC Park Ridge LLC
212)	HMC Park Ridge LP
213)	HMC Partnership Holdings LLC
214)	HMC Partnership Properties LLC
215)	HMC PLP LLC
216)	HMC Polanco LLC
217)	HMC Potomac LLC
218)	HMC Properties I LLC
219)	HMC Properties II LLC
220)	HMC Property Leasing LLC
221)	HMC Reston LLC
222)	HMC Retirement Properties, L.P.
223)	HMC RTZ Loan Limited Partnership
224)	HMC SBM Two LLC
225)	HMC Seattle LLC
226)	HMC SFO LLC
227)	HMC Suites Limited Partnership
228)	HMC Suites LLC
229)	HMC Swiss Holdings LLC
230)	HMC Swiss-Lafayette LLC
231)	HMC Times Square Hotel LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

232)	HMC Times Square Partner LLC
233)	HMC Toronto Air Company
234)	HMC Toronto Airport GP LLC
235)	HMC Toronto Airport LP
236)	HMC Toronto EC Company
237)	HMC Toronto EC GP LLC
238)	HMC Toronto EC LP
239)	HMC Waterford LLC
240)	HMC Westport Corporation
241)	HMC/Interstate Manhattan Beach, L.P.
242)	HMC/Interstate Ontario, L.P.
243)	HMC/Interstate Waterford, LP
244)	HMC/RGI Hartford, L.P.
245)	HMH General Partner Holdings LLC
246)	HMH HPT CBM LLC
247)	HMH HPT RIBM LLC
248)	HMH Marina LLC
249)	HMH Norfolk, L.P.
250)	HMH Norfolk LLC
251)	HMH Pentagon LLC
252)	HMH Realty Company, Inc.
253)	HMH Restaurants II LLC
254)	HMH Restaurants LLC
255)	HMH Rivers LLC
256)	HMH Rivers, L.P.
257)	HMH WTC LLC
258)	HMT Lessee LLC
259)	HMT Lessee Parent LLC
260)	HMT Lessee Sub (Atlanta) LLC
261)	HMT Lessee Sub (Palm Desert) LLC
262)	HMT Lessee Sub (Properties II) LLC
263)	HMT Lessee Sub (Santa Clara) LLC
264)	HMT Lessee Sub (SDM Hotel) LLC
265)	HMT Lessee Sub I LLC
266)	HMT Lessee Sub II LLC
267)	HMT Lessee Sub III LLC
268)	HMT Lessee Sub IV LLC
269)	HMT SPE (Atlanta) Corporation
270)	HMT SPE (Palm Desert) Corporation
271)	HMT SPE (Properties II) Corporation
272)	HMT SPE (Santa Clara) Corporation
273)	Hopewell Associates, L.P.
274)	Host DSM Limited Partnership
275)	Host Hanover Limited Partnership
276)	Host La Jolla LLC
277)	Host MHP Two Corporation
278)	Host of Boston, Ltd.

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

279)	Host of Houston 1979
280)	Host of Houston Ltd.
281)	Host Park Ridge LLC
282)	Host Properties, Inc.
283)	Hot Shoppes, Inc.
284)	Hotel Properties Management, Inc.
285)	HTKG Development Associates Limited Partnership
286)	IHP Holdings Partnership LP
287)	Ivy Street Hopewell LLC
288)	Ivy Street Hotel Limited Partnership
289)	Ivy Street LLC
290)	JWDC Limited Partnership
291)	Lauderdale Beach Association
292)	Market Street Host LLC
293)	Marriott Mexico City Partnership, G.P.
294)	MDSM Finance LLC
295)	MHP Acquisition Corporation
296)	MHP II Acquisition Corporation
297)	MOHS Corporation
298)	MRILP II Liquidating Trust
299)	MRILP Liquidating Trust
300)	Mutual Benefit Chicago Suite Hotel Partners, L.P.
301)	New Market Street LP
302)	One Broadway Hotel Venture
303)	Pacific Gateway, Ltd.
304)	Philadelphia Airport Hotel Corporation
305)	Philadelphia Airport Hotel Limited Partnership
306)	Philadelphia Airport Hotel LLC
307)	Philadelphia Market Street HMC Hotel Limited Partnership
308)	Philadelphia Market Street Hotel Corporation
309)	Philadelphia Market Street Marriott Hotel II Limited Partnership
310)	PM Financial LLC
311)	PM Financial LP
312)	Potomac Hotel Limited Partnership
313)	PRM LLC
314)	RIBM One LLC
315)	RIBM Two LLC
316)	Rockledge Bickford’s Family Fare, Inc.
317)	Rockledge CBM Investor I, Inc.
318)	Rockledge CBM Investor II LLC
319)	Rockledge CBM One Corporation
320)	Rockledge FIBM One Corporation
321)	Rockledge Hanover LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

322)	Rockledge Hartford Farmington LLC
323)	Rockledge HMC BN LLC
324)	Rockledge Hotel LLC
325)	Rockledge Hotel Properties, Inc.
326)	Rockledge IHP LLC
327)	Rockledge Manhattan Beach LLC
328)	Rockledge Minnesota LLC
329)	Rockledge NY Times Square LLC
330)	Rockledge Ontario LLC
331)	Rockledge Potomac LLC
332)	Rockledge RIBM Two Corporation
333)	Rockledge Riverwalk LLC
334)	Rockledge Square 254 LLC
335)	S.D. Hotels LLC
336)	S.D. Hotels, Inc.
337)	Santa Clara HMC LLC
338)	Santa Clara Host Hotel Limited Partnership
339)	Sparky’s Virgin Islands, Inc.
340)	Tecon Hotel Corporation
341)	Timeport, L.P.
342)	Times Square GP LLC
343)	Times Square HMC Hotel, L.P.
344)	Times Square LLC
345)	Timewell Group, L.P.
346)	Wellsford Park Ridge HMC Hotel Limited Partnership
347)	Westport Residence Joint Venture
348)	YBG Associates LLC